PROOF

NUMBER
SYA 0001

SYMETRA FINANCIAL CORPORATION

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP XXXXXX XX X
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE OF

SYMETRA FINANCIAL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

SYMETRA FINANCIAL CORPORATION
CORPORATE
SEAL
DELAWARE
2004

[FACSIMILE SIGNATURE TO APPEAR HERE]
CORPORATE SECRETARY

[FACSIMILE SIGNATURE TO APPEAR HERE]
PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

PROOF

SYMETRA FINANCIAL CORPORATION

The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

UNIF TRF MIN ACT– ____________ Custodian (until age ______)
(Cust)
____________ under Uniform Transfers
(Minor)
to Minors Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

____________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________

X ____________

X ____________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By ____________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.